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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                _______________



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 July 27, 2000



                        SBA COMMUNICATIONS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           Florida                   000-30110                  65-0716501

(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)



   One Town Center Road, Third Floor
        Boca Raton, Florida                                          33486

(Address of Principal Executive Offices)                           (Zip Code)


      Registrant's telephone number, including area code: (561) 995-7670


                                      N/A
         (Former Name or Former Address; if Changed Since Last Report)
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Item 5.   Other Events

          On July 27, 2000, SBA Communications Corporation, a Florida corporation (the "Company"), entered into an underwriting agreement (the "Underwriting Agreement") by and among the Company, SBA Telecommunications, Inc. (the "Principal Subsidiary"), Lehman Brothers Inc., Deutsche Bank Securities Inc., Credit Suisse First Boston Corporation, Raymond James & Associates, Inc., Salomon Smith Barney Inc. and Fidelity Capital Markets, a division of National Financial Services Corporation, as representatives of the several underwriters, relating to the public offering of up to 5,750,000 shares of the Company's Class A common stock, $0.01 par value per share. The shares are being issued pursuant to the Company's shelf registration statement (No. 333-41308) (the "Registration Statement") which became effective on July 18, 2000, and as amended by Post-Effective Amendment No. 1 filed on July 24, 2000 with the Securities and Exchange Commission, which became effective on July 25, 2000. The Underwriting Agreement and the opinion of Akerman, Senterfitt & Eidson, P.A. relating to the legality of the Class A Common Stock issued and sold in the offering are included as Exhibits 1.1 and 5.1 to this Form 8-K and are hereby incorporated by reference into the Registration Statement.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          1.1 Underwriting Agreement dated July 27, 2000 by and among the Company, the Principal Subsidiary, Lehman Brothers Inc., Deutsche Bank Securities Inc., Credit Suisse First Boston Corporation, Raymond James & Associates, Inc., Salomon Smith Barney Inc. and Fidelity Capital Markets, a division of National Financial Services Corporation, as representatives of the several underwriters.

          5.1 Opinion of Akerman, Senterfitt & Eidson, P.A. as to the legality of the Class A Common Stock registered.

          23.2 Consent of Akerman, Senterfitt & Eidson, P.A. (included in
Exhibit 5.1).

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SBA COMMUNICATIONS CORPORATION



                                    By:  /s/ Jeffrey A. Stoops
                                       ----------------------------------
                                       Jeffrey A. Stoops, President
August 4, 2000

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                                 EXHIBIT INDEX

Exhibit
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  1.1  Underwriting Agreement dated July 27, 2000 by and among the Company, the
Principal Subsidiary, Lehman Brothers Inc., Deutsche Bank Securities Inc., Credit Suise First Boston Corporation, Raymond James & Associates, Inc.,
Salomon Smith Barney Inc. and Fidelity Capital Markets, a division of
National Financial Services Corporation, as representatives of the several underwriters.

  5.1 Opinion of Akerman, Senterfitt & Eidson, P.A. as to the legality of the Class A Common Stock registered.

                                       4